RESTRICTED NET ASSETS (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Receivables [Abstract]
Statutory surplus reserve	Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the shareholders. Paid-in capital of our subsidiaries included in the Company’s consolidated net assets are also non-distributable for dividend purposes.
Net assets	$ 47,897,393	$ 71,658,818